UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010

American Wagering, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-20685	88-0344658
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Grier Drive, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 735-0101

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of the stockholders of American Wagering, Inc. (the “Company”) was held on December 22, 2010.  Items of business set forth in the Company’s proxy statement dated November 23, 2010 that were voted on and approved are as follows:

(1)  Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Vote

Robert R. Barengo	5,553,116	24,780	2,474,234
Victor J. Salerno	5,414,816	163,080	2,474,234
W. Larry Swecker	5,554,316	23,580	2,474,234
Judith Zimbelmann	5,405,011	172,885	2,474,234

(2)  Approval and adoption of the Company’s 2010 Stock Incentive Plan (the “Plan”):

For	Against	Abstain	Broker Non-Vote
5,147,181	425,164	5,551	2,474,234

(3)  Approval of the issuance of 1,047,490 stock options under the Plan to Robert Kocienski:

For	Against	Abstain	Broker Non-Vote
5,126,856	435,029	16,011	2,474,234

(4)  Approve of the issuance of 1,047,490 stock options under the Plan to John English:

For	Against	Abstain	Broker Non-Vote
5,127,856	434,029	16,011	2,474,234

(5)  Ratification of Piercy Bowler Taylor & Kern as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending January 31, 2011:

For	Against	Abstain	Broker Non-Vote
7,533,511	206,790	311,829	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WAGERING, INC.
(Registrant)

Date: December 29, 2010
	By:	/s/ Victor Salerno
Victor Salerno
	Its:	Chief Executive Officer and President